WCM Focused International Growth Fund

Investor Class Shares – WCMRX

Institutional Class Shares – WCMIX

A series of Investment Managers Series Trust

Supplement dated June 8, 2020, to the

Summary Prospectus dated September 3, 2019, as supplemented.

Effective June 30, 2020 (the “Effective Date”), Sanjay Ayer, CFA, will be added as a portfolio manager to the WCM Focused International Growth Fund. As a result, as of the Effective Date, the “Portfolio Managers” section on page 5 of the Summary Prospectus is replaced with the following:

The portfolio management team is comprised of Sanjay Ayer, CFA, Paul R. Black, Peter J. Hunkel, Michael B. Trigg, and Kurt R. Winrich, CFA. Messrs. Black, Hunkel, Trigg and Winrich have served as portfolio managers of the Fund since its inception on May 31, 2011. Mr. Ayer has served as portfolio manager of the Fund since June 30, 2020. The members of the portfolio management team are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio.

Please file this Supplement with your records.